Exhibit 10.2

___________________________

SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

DATED DECEMBER __, 2016

BY AND AMONG

ADVANCED INHALATION THERAPIES LTD.

AND

THE INVESTORS PARTY HERETO

___________________________

TABLE OF CONTENTS

Page

Article I. DEFINITIONS	2
1.1 Definitions	2
Article II. PURCHASE AND SALE	8
2.1 Escrow Agreement; Closing	8
2.2 Closing Deliveries.	8
Article III. REPRESENTATIONS AND WARRANTIES	9
3.1 Representations and Warranties of the Company	9
3.2 Representations and Warranties of the Investors	17
Article IV. OTHER AGREEMENTS OF THE PARTIES	20
4.1 Transfer Restrictions.	20
4.2 Use of Proceeds	22
4.3 Shareholder Rights Plan	22
4.4 Form D and Blue Sky	22
4.5 Resale Registration	23
4.6 Prohibitions on Dividends, Etc.	29
4.7 Subsequent Equity Sales	30
4.8 Satisfaction of Closing Conditions	30
4.9 Public Disclosure	30
4.10 Non-Public Information	31
4.11 Listing of Ordinary Shares; DTC	31
4.12 Registration Under Section 12; Maintenance of Reporting Status	31
4.13 Reservation of Ordinary Shares	32
Article V. CONDITIONS	32
5.1 Conditions Precedent to the Obligations of the Investors	32
5.2 Conditions Precedent to the Obligations of the Company	34
Article VI. INDEMNIFICATION	35
6.1 Indemnification.	35
6.2 Contribution	37
Article VII. MISCELLANEOUS	38
7.1 Remedies	38
7.2 Termination	38
7.3 Fees and Expenses	38
7.4 Entire Agreement; Further Assurances	38
7.5 Notices	38
7.6 Amendments; Waivers	39
7.7 Construction	39
7.8 Successors and Assigns	39

7.9 No Third-Party Beneficiaries	40
7.10 Governing Law; Venue; Waiver of Jury Trial	40
7.11 Survival	41
7.12 Execution	41
7.13 Severability	41
7.14 Independent Nature of Investors’ Obligations and Rights	41
7.15 Replacement of Securities	42
7.16 Interpretative Matters	42

ii

THIS SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December __, 2016, is by and among Advanced Inhalation Therapies Ltd., a company organized under the laws of the State of Israel (the “Company”), and each investor identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Units (each a “Unit” and the aggregate amount of Units purchased by all Investors together, the “Purchased Units”), set forth across from such Investor’s name on such Investor’s signature page hereto.

C. Each Unit comprises one ordinary share, NIS 0.01 per share, the Company (each, an “Ordinary Share”), and one five-year warrant, in the form attached as Exhibit B, to purchase, in each case subject to adjustment as provided therein, one (1) Ordinary Share at an exercise price equal to $6.90 per share (the “Warrants” and each, a “Warrant”).

D. The minimum aggregate purchase price for the Units offered and sold pursuant to this Agreement shall not be less than $10,000,000 (the “Minimum Offering Amount”) nor more than $25,000,000 (the “Maximum Offering Amount”).

E. Prior to Closing, the Company shall have entered into the Escrow Agreement, pursuant to which, not later than the Business Day prior to the anticipated Closing Date, each Investor will have deposited an amount in cash, in immediately available funds (the “Escrow Deposit”), equal to $6.00 multiplied times the number of such Investor’s Purchased Units, as set forth below such Investor’s name on such Investor’s signature page to this Agreement (the “Total Purchase Price”).

F. If, at the Closing, the Company shall not have issued and sold Units for the Maximum Offering Amount, then the Company may at its election and in its sole discretion offer and sell additional Units in one or more subsequent closings on substantially identical terms (including, without limitation, the same purchase price per Unit and, for the avoidance of doubt, the same Unit composition and the same exercise price per Ordinary Share under each Warrant) to those contained in this Agreement (all such subsequent closings, collectively, the “Subsequent Financing”); provided, that (i) the aggregate dollar amount of Units issued and sold in this offering at the Closing, together with all such subsequent closings, shall not exceed the Maximum Offering Amount and (ii) the Subsequent Financing may be effected pursuant to the issuance and sale of Ordinary Shares alone and without the concurrent issuance and sale of Warrants, so long as the price per Ordinary Share is not less than $6.00.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors, intending to be legally bound hereby, agree as follows:

ARTICLE I.
 DEFINITIONS

1.1    Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Additional Registration Statement” has the meaning set forth in Section 4.5(c).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in Section 4.5(d)(xi).

“BHCA” has the meaning set forth in Section 3.1(ii).

“Blue Sky Filing” has the meaning set forth in Section 6.1(a).

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Claims” has the meaning set forth in Section 6.1(a).

“Closing” means the closing of the purchase and sale of the Purchased Units pursuant to Section 2.1.

“Closing Date” means the second (2nd) Business Day following the satisfaction or waiver (by the Persons entitled to effect such waiver) of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing).

“Closing Form 8-K” has the meaning set forth in Section 4.9.

“Company” has the meaning set forth in the Preamble.

“Company Board” means the Company’s Board of Directors.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Ordinary Shares.

“Covered Person” has the meaning set forth in Section 3.1(z).

“Current Public Information Failure” has the meaning set forth in Section 4.5(b).

“Cutback Shares” has the meaning set forth in Section 4.5(c).

“Disqualification Event” has the meaning set forth in Section 3.1(z).

“Effectiveness Deadline” has the meaning set forth in Section 4.5(a).

“Effectiveness Failure” has the meaning set forth in Section 4.5(b).

“Escrow Deposit” has the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempted Issuance” means: (i) Ordinary Shares issued or deemed to be issued by the Company pursuant to any employee benefit plan which has been duly adopted and approved by the Company Board and shareholders of the Company, pursuant to which the Company's securities may be issued to employees, consultants, advisors, officers and/or directors (or any individual who has accepted an offer of employment) for services provided to the Company, provided that the number of such shares issued or deemed to be issued in any calendar year does not exceed 5% of the number of outstanding Ordinary Shares as of the end of the immediately preceding year; (ii) Ordinary Shares issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date immediately prior to the date of this Agreement and set forth in a Schedule hereto, provided that the terms of such option, obligation or security are not amended or otherwise modified on or after the date hereof in a manner that would reduce the exercise price thereof; (iii) Ordinary Shares issued or deemed to be issued by the Company in the Subsequent Financing; and (iv) Ordinary Shares issued or deemed to be issued by the Company upon exercise of the Warrants (provided that the terms of the Warrants are not amended or otherwise modified on or after the ate hereof in a manner that would reduce the exercise price thereof).

“Federal Reserve” has the meaning set forth in Section 3.1(ii).

“Filing Deadline” has the meaning set forth in Section 4.5(a).

“Filing Failure” has the meaning set forth in Section 4.5(b).

“FINRA” has the meaning set forth in Section 3.2(c).

“GAAP” United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Grace Period” has the meaning set forth in Section 4.5(d)(xi).

“Indebtedness” means, with respect to any Person, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease, and (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by such Person, even though such Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

“Indemnified Damages” has the meaning set forth in Section 6.1(a).

“Indemnified Party” has the meaning set forth in Section 6.1(b).

“Indemnified Person” has the meaning set forth in Section 6.1(a).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, pledge encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Maintenance Failure” has the meaning set forth in Section 4.5(b).

“Material Adverse Effect” means any condition, circumstance, or situation that may result in, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the Transaction Documents, (ii) a material adverse effect on the results of operations, prospects, assets, business or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform its obligations hereunder or under any of the Transaction Documents in any material respect on a timely basis; provided, however, that with respect to the immediately preceding clause (ii), none of the following shall be deemed in themselves to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States, the State of Israel or any other geographic region in which the Company and the Subsidiary conduct business (except, in each case, to the extent that the Company or the Subsidiary is disproportionately adversely affected relative to other participants in the industries in which the Company or the Subsidiary participate), (b) general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, (c) conditions (or changes therein) in any industry or industries in which the Company operates (including seasonal fluctuations) to the extent that such conditions do not disproportionately have a greater adverse impact on the Company and the Subsidiary, taken as a whole, relative to other companies operating in such industry or industries, (d) the announcement or pendency of this Agreement and the transactions contemplated hereby or (e) changes in applicable law or GAAP (or, in each case, any interpretations thereof).

“Material Contract” means any contract of the Company that would be required to be filed with the SEC pursuant to Item 601(b)(10) of Regulation S-K if the Company were required to file reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act.

“Material Permits” has the meaning set forth in Section 3.1(q).

“Maximum Offering Amount” has the meaning set forth in the Recitals.

“Merger Agreement” has the meaning set forth in the definition of Qualified Public Transaction.

“Minimum Offering Amount” has the meaning set forth in the Recitals.

“Money Laundering Laws” has the meaning set forth in Section 3.1(jj).

“NIS” means New Israeli Shekels.

“OFAC” has the meaning set forth in Section 3.1(x).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Ordinary Shares or Convertible Securities.

“Ordinary Shares” has the meaning set forth in the Recitals.

“Outside Date” has the meaning set forth in Section 7.2.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Public Company” has the meaning set forth in the definition of Qualified Public Transaction.

“Purchased Securities” has the meaning set forth in Section 3.1(e).

“Purchased Units” has the meaning set forth in the Recitals.

“Qualified Public Transaction” means the consummation of a transaction pursuant to which the Company merges with or into a direct or indirect subsidiary of a U.S. public company that (a) is incorporated in Delaware, (b) has filed all of the periodic reports required to be filed by it under the Exchange Act (or, if such public company is a voluntary filer, such company has filed all of the periodic reports that would have been required to have been filed by it under the Exchange Act if it were subject to the reporting requirements thereunder), and (c) has no Indebtedness or other material liabilities (the “Public Company”), pursuant to a merger agreement approved by the Company Board and the requisite percentage of shareholders under applicable law and containing customary representations, warranties and covenants as determined in good faith by the Company Board (the “Merger Agreement”), and following which the Company’s shareholders immediately prior to such transaction control not less than 99.0% of the issued and outstanding equity securities of the Public Company, calculated on a fully diluted basis (i.e., assuming the full conversion, exercise  or exchange of, or subscription under, all Options and Convertible Securities and all similar rights and securities of the Public Company), entitled to vote generally in the election of directors.

“RDP Cap” has the meaning set forth in Section 4.5(b).

“Registrable Securities” means (i) the Shares comprising a portion of the Units, (ii) the Warrant Shares and (iii) any shares of capital stock issued or issuable with respect to the Shares and Warrant Shares referred to in the immediately preceding clauses (i) and (ii) as a result of any stock split, dividend, distribution, recapitalization, Qualified Public Transaction or similar transaction; provided, that the Registrable Securities shall cease to be Registrable Securities when (a) a registration statement covering such Registrable Securities has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (b) such Registrable Securities may be sold without restrictions or other limitations pursuant to Rule 144 (or any successor provision) under the Securities Act (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1).

“Registration Delay Payments” has the meaning set forth in Section 4.5(b).

“Registration Period” has the meaning set forth in Section 4.5(d)(i).

“Registration Failure” has the meaning set forth in Section 4.5(b).

“Registration Statement” has the meaning set forth in Section 4.5(a).

“Regulation D” has the meaning set forth in the Recitals.

“Representatives” means, with respect to any Person, such Person’s directors, managers, officers employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives.

“Required Approvals” has the meaning set forth in Section 3.1(n).

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Shares” means Ordinary Shares.

“Subsequent Financing” has the meaning set forth in the Recitals.

“Subsidiary” means Advanced Inhalation Therapies (AIT) Inc., a Delaware corporation.

“Total Purchase Price” has the meaning set forth in the Recitals.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTCQB, OTCQX, OTCPink or the OTCBB on which the Ordinary Shares are listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, including the schedules, annexes and exhibits attached hereto, the Warrants, the Escrow Agreement, the Merger Agreement and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the transactions contemplated by this Agreement (including any expense reimbursement agreement entered into by the Company with any Investor or any of its Affiliates prior to the date of this Agreement).

“Units” has the meaning set forth in the Recitals.

“Unrestricted Conditions” has the meaning set forth in Section 4.1(b).

“Violations” has the meaning set forth in Section 6.1(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Ordinary Shares for such date (or the nearest preceding date) on the primary Trading Market on which the Ordinary Shares are then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Ordinary Shares are not then listed or quoted for trading on a Trading Market and if prices for the Ordinary Shares are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Ordinary Shares so reported, or (c) in all other cases, the fair market value of an Ordinary Share as determined by an independent appraiser selected in good faith by the Investors and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrant Shares” has the meaning set forth in Section 3.1(e).

“Warrants” has the meaning set forth in the Recitals.

“Willful Registration Failure” has the meaning set forth in Section 4.5(b).

ARTICLE II.
 PURCHASE AND SALE

2.1           Escrow Agreement; Closing.

(a) Promptly following the date hereof, the Company shall enter into the Escrow Agreement.  Not later than five (5) days prior to the Closing Date, the Company shall deliver written notice of the anticipated Closing Date to each Investor and instruct each Investor to deposit with the escrow agent under the Escrow Agreement an amount equal to such Investor’s Total Purchase Price.  Subject to the terms and conditions hereof, no later than the Business Day prior to the anticipated Closing Date, such Investor shall, deposit with the escrow agent under the Escrow Agreement an amount equal to such Investor’s Total Purchase Price.

(b) Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Units as set forth below such Investor’s name on such Investor’s signature page to this Agreement, for the Total Purchase Price.  The date and time of the Closing shall be 10:00 a.m., New York City Time, on the Closing Date.  The Closing shall take place at the offices of Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Suite 4400, Miami, Florida, 33131, or at such other location as the parties determine.  Closing may take place by delivery of the items to be delivered at Closing by facsimile or other electronic transmission.

2.2            Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor:

 (i) One or more certificates issued in the name of such Investor, evidencing the number of Ordinary Shares equal to Investor’s Purchased Units; and

 (ii) a duly executed Warrant exercisable for a number of Ordinary Shares equal to the number of such Investor’s Purchased Units.

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

 (i) the Total Purchase Price in U.S. dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose; provided, that, such payment shall be satisfied by such Investor’s delivery of written instructions to the escrow agent, directing that the Escrow Deposit be immediately paid to the Company in accordance with the terms of the Escrow Agreement;

(ii)  a completed and executed Investor Signature Page to this Agreement;

(iii) a completed Stock Certificate Questionnaire in the form attached hereto as Exhibit A-1; and

(iv) a completed and executed copy of the Investor Certificate attached hereto as Exhibit A-2.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors as follows:

(a) Subsidiary.  The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of the Subsidiary free and clear of any Lien (other than restrictions on transfer arising under applicable securities laws), and all issued and outstanding shares of capital stock or comparable equity interest of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.  The Company does not own an equity or other ownership interest in any Person other than the Subsidiary.

(b) Organization and Qualification.  Each of the Company and the Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and legal authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor the Subsidiary is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable.  Each of the Company and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted seeking to revoke, limit or curtail such power or authority or qualification.

(c) Authorization; Enforcement; Anti-Takeover Provisions Inapplicable.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, the Company Board or its shareholders.  Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or the laws of the jurisdictions of incorporation, formation or organization of the Company that is or could become applicable to Investors as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Purchased Securities and each Investor’s ownership of the Purchased Securities immediately following the Closing.  The Company has not adopted a shareholder rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Ordinary Shares or a change in control of the Company.

(d) No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Units and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or the Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement (including any Material Contract), credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not have or reasonably be expected to result in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject or by which any property or asset of the Company or the Subsidiary is bound or affected, except to the extent that such violation would not have or reasonably be expected to result in a Material Adverse Effect.

(e)                                The (i) Ordinary Shares comprising a portion of the Units, (ii) the Warrants and (iii) the Ordinary Shares issuable upon exercise of the Warrants (the "Warrant Shares" and, collectively with the Ordinary Shares comprising a portion of the Units and the Warrants, the "Purchased Securities") are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions on transfer arising under applicable securities laws) and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).  The offer, issuance and sale of the Purchased Securities are exempt from registration under the Securities Act (in reliance on either or both Section 4(a)(2) or Rule 506(b) of Regulation D thereunder) and applicable state securities laws.

(f) Capitalization.  The aggregate number of shares or other securities and types of all authorized, issued and outstanding classes of capital stock, Options and other securities of the Company and of the Subsidiary (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company or the Subsidiary, as applicable, and without giving effect to any restrictions or limitations on conversion, exercise or exchange thereof) are set forth on Schedule 3.1(f).  All outstanding shares of capital stock of the Company and of the Subsidiary are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company or the Subsidiary.  Except as set forth on Schedule 3.1(f) and as a result of the purchase and sale of the Purchased Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Ordinary Shares or the capital stock of the Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is bound to issue Ordinary Shares or other equity securities.

(g) Absence of Litigation.  There is no Proceeding pending, or, to the Company’s knowledge, threatened, before or by any court, public board, government agency, self-regulatory organization or body that adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or that, if determined adversely to the Company or the Subsidiary, would, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect.  Neither the Company nor the Subsidiary, nor any director or officer thereof, is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or the Subsidiary under the Exchange Act or the Securities Act.

(h) Compliance.  Except as would not, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect, (i)  neither the Company nor the Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company or the Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement (including any Material Contract) or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) neither the Company nor the Subsidiary is in violation of any order of any court, arbitrator or governmental body, or (iii)  neither the Company nor the Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority.

(i)  Title to Assets.  Neither the Company nor the Subsidiary owns real property.  The Company and the Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiary, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or are reasonably likely to result in a Material Adverse Effect or which do not materially affect the value and do not materially interfere with the use of such property by the Company.  Any real property and facilities held under lease by the Company or the Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and the Subsidiary is in compliance.

(j)  Intellectual Property.  The Company and the Subsidiary own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except for matters which would not be reasonably likely to have a Material Adverse Effect, the Company and the Subsidiary do not have any knowledge of any violation or infringement by the Company or its Subsidiary of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and there is no claim, action or Proceeding pending against, or to the Company’s knowledge, threatened against, the Company or its subsidiaries regarding any trademarks, trade names, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other violations or infringements of intellectual property rights; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.  The Company and the Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k) Insurance.  The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and the Subsidiary is engaged. Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(l)  Internal Accounting Controls. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(m) Indebtedness. Except (x) as set forth on Schedule 3.1(m) or (y) incurred subsequent to the date hereof in respect of the Company’s clinical trials (in an aggregate amount not in excess of $1,000,000), neither the Company nor the Subsidiary (i) has any outstanding Indebtedness or any liabilities that would be required to be reflected in the Company’s financial statements pursuant to GAAP or (ii) is in violation of any term of and is not in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect.

(n)                                Neither the Company nor the Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Units), other than (i) notice filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, and (iii) those that have been made or obtained prior to the date of this Agreement (collectively, the "Required Approvals").

(o) Material Changes; Undisclosed Events, Liabilities or Developments.  Since September 30, 2016: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and not exceeding an aggregate of $150,000, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP (none of which, individually, or in the aggregate, are material) and (C) liabilities incurred subsequent to the date hereof in respect of the Company’s clinical trials (in an aggregate amount not in excess of $1,000,000), (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any Ordinary Shares or other equity securities, Options or Convertible Securities, to any officer, director or Affiliate, except pursuant to existing Company stock option plans and reflected on Schedule 3.1(f).

(p) Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company or the Subsidiary, and neither the Company nor the Subsidiary is a party to a collective bargaining agreement, and the Company and the Subsidiary believe that their relationships with their employees are good.

(q) Regulatory Permits.  The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit, nor is the Company or the Subsidiary in default under, or in violation of, any Material Permit where such default or violation would reasonably be expected to have a Material Adverse Effect.

(r)  Transactions With Affiliates and Employees.  Except as set forth on Schedule 3.1(r), none of the officers or directors of the Company or the Subsidiary and, to the knowledge of the Company, none of the employees of the Company or the Subsidiary is presently a party to any transaction with the Company or the Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for:  (i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits, including, without limitation, award agreements under any incentive compensation plan of the Company.

(s) Private Placement.  Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2 and their compliance with their agreements contained in this Agreement, no registration under the Securities Act is required for the offer and sale of the Purchased Securities by the Company to the Investors pursuant to the terms of this Agreement.

(t)  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Purchased Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u) Registration Rights.  Other than as set forth in this Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(v) No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising.  The Company has offered, and may offer, the Units for sale only to the Investors and other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(w) Foreign Corrupt Practices.  Neither the Company nor the Subsidiary, nor to the knowledge of the Company or the Subsidiary, any agent or other person acting on behalf of the Company or the Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, (iii) failed to disclose fully any contribution made by the Company or the Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

(x) Office of Foreign Assets Control.  Neither the Company nor the Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or the Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(y)   U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(z)   Disqualification Events. None of the Company or the Subsidiary, any of their respective predecessors, any director, executive officer, other officer of the Company or any Subsidiary participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, any "promoter" (as that term is defined in Rule 405 under the Securities Act) connected with the Company or any of the Subsidiaries in any capacity at the time of the Closing, any placement agent or dealer participating in the offering of the Purchase Securities, any of such agents' or dealer's directors, executive officers, other officers participating in the offering of the Purchased Securities (each, a "Covered Person" and, together, "Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"). The Company has exercised reasonable care to determine (i) the identity of each person that is an Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event.  The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).  The Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D under the Securities Act for purposes of the offer and sale of the Purchased Securities.  The Company will notify the Investors prior to the Closing Date of the existence of any Disqualification Event with respect to any Covered Person.

(aa) General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Purchased Securities hereunder.

(bb) No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Purchased Securities under the Securities Act (except as required by this Agreement), nor will the Company take any action or steps that would require registration of the issuance of any of the Purchased Securities under the Securities Act (except as required by this Agreement).

(cc) Disclosure; Reporting.  Taken as a whole, all written disclosure provided by or on behalf of the Company to the Investors regarding the Company, the Subsidiary, their respective businesses and the transactions contemplated hereby and by the other Transaction Documents, including the Schedules to this Agreement, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(dd) Financial Advisors; Placement Agents.  The Company shall be responsible for the payment of any placement agent’s fees or broker’s commissions relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such payment.  The Company represents and warrants to each Investor that, except as set forth on Schedule 3.1(dd), (a) it has not engaged a placement agent, broker or financial advisor in connection with the transactions contemplated hereby and (b) there are no fees, commissions or expenses payable to any broker, finder or agent relating to or arising out of the transactions contemplated hereby.

(ee) Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Purchased Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing Indebtedness and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

(ff)   Accountants.  The Company’s accounting firm is Kost Forer Gabby & Kasierer, a Member of EY Global.  To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2016.

(gg) No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

(hh) Acknowledgment Regarding Investors’ Purchase of Securities.  The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Purchased Securities and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company with respect to the transactions contemplated hereby and any advice given by any Investor or any of their respective Representatives or agents in connection with the transactions contemplated hereby is merely incidental to such Investor’s purchase of the Purchased Securities.  The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its Representatives.

(ii) Bank Holding Company Act.  Neither the Company nor the Subsidiary nor any of their respective Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve").  Neither the Company nor the Subsidiary or any of their respective Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor the Subsidiary nor any of their respective Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

3.2               Representations and Warranties of the Investors.  Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority.  Such Investor, if such Investor is not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The purchase by such Investor of the Units hereunder and the consummation of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership or other action on the part of such Investor.  This Agreement and the Transaction Documents to which such Investor is a party or has or will execute have been (or will be prior to the Closing, as applicable) duly executed and delivered by such Investor and constitute the valid and binding obligations of such Investor, enforceable against it in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. Such Investor is acquiring the Units in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of any of the Purchased Securities to or through any person or entity.

(c) Investor Status.  Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer.  Except as otherwise disclosed in writing to the Company in such Investor’s Selling Stockholder Questionnaire, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the FINRA or an entity engaged in the business of being a broker dealer.

(d) General Solicitation.  Such Investor is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.  Neither such Investor, nor any Person acting on behalf of such Investor, has offered or sold, and does not presently intend to offer and sell at any future time, any Purchased Securities by any form of general solicitation or general advertising.

(e) Experience of Such Investor; Risk of Loss.  Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment.  Such Investor understands that it must bear the economic risk of its investment in the Units indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.  Such Investor has the ability to bear the economic risks of its prospective investment in the Units and can afford the complete loss of such investment.

(f) Access to Information.  Such Investor acknowledges that it has been afforded:  (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company and the terms and conditions of the offering of the Units and the merits and risks of investing in the Units; (ii) access to information (other than material non-public information) about the Company and the Subsidiary and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries and access to information nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its Representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

(g) No Governmental Review.  Such Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(h) No Conflicts.  The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that do not affect the ability of such Investor to consummate the transactions contemplated hereby or perform its obligations hereunder.

(i)  No Legal, Tax or Investment Advice.  Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Units constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Units.

(j)  Reliance on Exemptions.  Such Investor understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Units.

(k) Residency.  Such Investor is a resident of that jurisdiction specified below its name on its signature page hereto.

(l)  Transfer or Resale.  Such Investor understands that:  (i) the Purchased Securities have not been and are not (except as required hereunder) being registered under the Securities Act, any U.S. state securities laws or the laws of any foreign country or other jurisdiction, and may not be offered for sale, sold, assigned or transferred unless in compliance with Section 4.1; (ii) any sale of the Purchased Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Purchased Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder, unless registered under the Securities Act; and (iii) except as set forth in Section 4.5, neither the Company nor any other Person is under any obligation to register the Purchased Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(m) Legends.  Such Investor understands that the certificates or other instruments representing the Purchased Securities, except as set forth below, shall bear a restrictive legend in substantially the form set forth in Section 4.1(b) and no other legend.

ARTICLE III.
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a) Each Investor covenants that the Purchased Securities acquired by such Investor will be disposed of by such Investor only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with applicable state securities laws.  Subject to Section 4.1(b), in connection with any transfer of Purchased Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate or other instrument evidencing any of the Purchased Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Purchased Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Purchased Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Purchased Company, and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the applicable Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Purchased Securities may reasonably request in connection with a pledge of the Purchased Securities.

(c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144 without volume or manner-of-sale restrictions and the Company is in compliance with the current public information required under Rule 144, (iv) if such Shares or Warrant Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the transfer agent to effect the removal of the legend hereunder.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Shares or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) three (3) Business Days and (ii) the number of Business Days comprising the Standard Settlement Period (as defined below) following the delivery by an Investor to the Company or the transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Business Day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends (subject to the remainder of this Section 4.1(c)).  The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 4.1.  Certificates for Purchased Securities subject to legend removal hereunder shall be transmitted by the transfer agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System (“DTC”) through its Deposit/Withdrawal at Custodian system as directed by such Investor.  As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Business Days, on the Company’s primary Trading Market with respect to the Shares as in effect on the date of delivery of a certificate representing Shares or Warrant Shares (or the date of crediting such Shares or Warrant Shares with DTC, as applicable), as the case may be, issued without a restrictive legend.

(d) In addition to an Investor’s other available remedies, the Company shall pay to such Investor, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the VWAP of the Ordinary Shares on the date such Purchased Securities are submitted to the transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Business Day (increasing to $20 per Business Day five (5) Business Days after such damages have begun to accrue) for each Business Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to an Investor by the Legend Removal Date a certificate representing the Purchased Securities so delivered to the Company by such Investor that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Investor purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by such Investor of all or any portion of the number of Ordinary Shares, or a sale of a number of Ordinary Shares equal to all or any portion of the number of Ordinary Shares that such Investor was entitled to receive from the Company without any restrictive legend, then, an amount equal to the excess of such Investor’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Ordinary Shares so purchased (including brokerage commissions and other out-of-pocket expenses, if any) over the product of (A) such number of Ordinary Shares that the Company was required to deliver to such Investor by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Ordinary Shares on any Business Day during the period commencing on the date of the delivery by such Investor to the Company of the applicable Ordinary Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

(e) Each Investor, severally and not jointly with the other Investors, agrees with the Company that such Investor will sell all Purchased Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Purchased Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Purchased Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Use of Proceeds.  The Company shall use the net proceeds from the sale of the Units for its Phase III program in bronchiolitis, its Phase II and III programs in non-tuberculous mycobacterium and for working capital and general corporate purposes, including the expenses of this offering.

4.3 Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Investor is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Purchased Securities under the Transaction Documents.

4.4 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Purchased Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Purchased Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Purchased Securities required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date and shall provide copies to any Investor who so requests.

4.5               Resale Registration.

(a) Mandatory Registration.  Following Closing, the Company shall prepare and, as soon as reasonably practicable, but in no event later than the 45th day following the Closing Date (the "Filing Deadline"), file with the SEC, a registration statement on Form S-1, Form F-1 or such other form under the Securities Act as is then available to the Company (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments (and any additional registration statements filed in accordance herewith), all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "Registration Statement"), providing for the resale from time to time by the Investors of any and all Registrable Securities.  The Company agrees to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable following such filing, but in no event later than the earlier of (x) the 90th day following the date on which the Registration Statement is initially filed with the SEC and (y) the fifth day following the date on which the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be reviewed or will not be subject to further review (such earlier date, the "Effectiveness Deadline").  The Company shall promptly, and in any event within three (3) Business Days, notify the Investors of the effectiveness of the Registration Statement.  The Company shall maintain the effectiveness of the Registration Statement for so long as there are any Registrable Securities outstanding, with respect to such Registrable Securities.

(b) Effect of Failure to Obtain Effectiveness by Effectiveness Deadline.  If (i) the Registration Statement is not (A) filed with the SEC on or before the Filing Deadline (a "Filing Failure") or (B) declared effective by the SEC on or before the Effectiveness Deadline (an "Effectiveness Failure"), (ii) other than during an Allowable Grace Period, on any day after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on the Registration Statement cannot be made pursuant to the Registration Statement (including because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement or to register sufficient Registrable Securities) (a "Maintenance Failure") or (iii) if the Company fails to file with the SEC required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) and as a result of which any of the Investors are unable to sell Registrable Securities under Rule 144 (a "Current Public Information Failure", and each of a Filing Failure, an Effectiveness Failure, a Maintenance Failure and a Current Public Information Failure being referred to as a "Registration Failure"), then, subject to the last sentence of this Section 4.5(b) (and subject to Section 4.5(c) with respect to Cutback Shares), as full relief (but not as a penalty) for the damages to any Investor by reason of its inability to sell Registrable Securities under the Registration Statement other than as a result of a Willful Registration Failure (as defined below), the Company shall, (i) on or prior to the fifth (5th) day following a Registration Failure and (ii) on or prior to the fifth (5th) day following each monthly anniversary of such Registration Failure and until such Registration Failure shall have been cured (prorated for any period of less than a month), pay to each Investor holding Registrable Securities an amount in cash equal to one and one-half percent (1.5%) of the Total Purchase Price paid by such Investor for such Investor's Purchased Units (such amounts, collectively, "Registration Delay Payments"); provided, that the aggregate amount of Registration Delay Payments payable by the Company shall in no event exceed an amount equal to nineteen and a half percent (19.5%) of the aggregate Total Purchase Price paid by all Investors hereunder (the "RDP Cap").  Notwithstanding the foregoing, if there is (i) a Filing Failure or an Effectiveness Failure resulting from the Company's failure to have complied with clause (y) of the definition of "Effectiveness Deadline" or (ii) any Registration Failure that shall have been due to the Company's failure to use its reasonable best efforts to comply with its obligations under this Section 4.5 (each of the immediately preceding clauses (i) and (ii), a "Willful Registration Failure"), then as partial relief (but not as a penalty) for the damages to any Investor by reason of its inability to sell Registrable Securities under the Registration Statement and without limiting each Investor's rights to any other remedy available hereunder or otherwise at law or in equity, the Registration Delay Payments in respect of a Willful Registration Failure shall be an amount in cash equal to three percent (3.0%) of the Total Purchase Price paid by such Investor for such Investor's Purchased Units, and such Registration Delay Payments shall not be subject to the RDP Cap. For the avoidance of doubt, no more than one Registration Delay Payment shall be payable by the Company at any given time, notwithstanding that more than one failure giving rise to a Registration Delay Payment shall have occurred and is continuing (e.g., a Filing Failure and an Effectiveness Failure continuing simultaneously); provided, that, Registration Delay Payments shall continue in accordance with this Section 4.5(b) until all failures giving rise to such payments are cured.

(c) Rule 415 Cutback.  Notwithstanding the registration obligations set forth in Section 4.5(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, then the Company agrees to promptly inform each of the Investors thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.  Notwithstanding any other provision of this Agreement, if the SEC or any guidance of the Staff thereof sets forth a limitation on the number of Registrable Securities permitted to be registered on the Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by an Investor as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows (the number of Registrable Securities not registered, the "Cutback Shares"):

(i)  First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

(ii) Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors); and

(iii) Third, the Company shall reduce Registrable Securities represented by Ordinary Shares (applied to the Investors on a pro rata basis based on the total number of unregistered Ordinary Shares held by such Investors).

In the event of a cutback hereunder, the Company shall give each Investor at least five (5) Business Days prior written notice along with the calculations as to such Investor’s allotment.  In the event the Company amends the Registration Statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the SEC or guidance of the Staff thereof provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1, Form F-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended (any such other registration statements, an “Additional Registration Statement”).  As full relief (but not as a penalty) for the damages to any Investor by reason of its inability to sell Cutback Shares under the Registration Statement, the Company shall, (i) on or prior to the fifth (5th) day following the date on which the Registration Statement shall be declared effective by the SEC (and which Registration Statement does not include the Cutback Shares) and (ii) on or prior to the fifth (5th) day following each monthly anniversary of such effectiveness (prorated for any period of less than a month) and until the earliest to occur of (x) the date on which the Cutback Shares are included in either the effective Registration Statement, as may be amended or any effective Additional Registration Statement and (y) the date on which such Cutback Shares may be sold without restrictions or other limitations pursuant to Rule 144 (or any successor provision) under the Securities Act (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1), pay to each Investor holding Cutback Shares an amount in cash equal to one percent (1.0%) of the product of (A) $6.00 (subject to proportionate adjustment for any stock splits, stock dividends, stock combinations, recapitalizations and similar events occurring after the date hereof) and (B) the number of such Cutback Shares.

(d) Related Obligations.  The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(i)  The Company shall promptly prepare and file with the SEC the Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  Subject to Allowable Grace Periods, the Company shall keep the Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors of all of the Registrable Securities on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times for so long as there remain outstanding any Registrable Securities (the “Registration Period”).  Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, the Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities.  The Company shall submit to the SEC, within five (5) days after the Staff of the SEC advises the Company (orally or in writing, whichever is earlier) that the Staff either will not review the Registration Statement or has no further comments on the Registration Statement (as the case may be), a request for acceleration of effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

(ii)  Subject to Section 4.5(d)(xi), the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to the Registration Statement (and to the extent necessary additional registration statements, which shall be deemed to constitute part of the Registration Statement for all purposes hereof) and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective and available for resales of all of the Registrable Securities at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act.

(iii)  The Company shall promptly furnish to each Investor, without charge, (i) upon request, after the same is prepared and filed with the SEC, a reasonable number of copies of the Registration Statement and any amendment(s) and supplement(s) thereto, including, if so requested, the financial statements and schedules filed therewith, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon request, upon the effectiveness of the Registration Statement, two (2) copies of the prospectus included in the Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request from time to time), and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(iv)  The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of jurisdictions in the United States as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.5(d)(iv), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.  Without limiting the foregoing, for so long as the principal trading is not a United States national securities exchange, the Company shall file all necessary reports, at its expense, to publish all information so as to have available "current public information" in Standard & Poor's Corporation Records (or successor thereto) or Mergent's Manual (or successor thereto) for state "blue sky" exemption purposes.

(v)  The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 4.5(d)(xi), promptly prepare a supplement or amendment to the Registration Statement and such prospectus contained therein to correct such untrue statement or omission and, upon request by any Investor, deliver two (2) copies of such supplement or amendment to such Investor (or such other number of copies as such Investor may reasonably request).  If the Company receives SEC comments which challenge the right of an Investor to have its Registrable Securities included in the Registration Statement without being deemed an underwriter thereunder, the Company shall, in discussions with and responses to the SEC, use its reasonable best efforts and time to cause as many Registrable Securities as possible to be included in the Registration Statement without characterizing any Investor as an underwriter and in such regard use its reasonable best efforts to cause the SEC to permit the affected Investors or their respective counsel to reasonably participate in SEC conversations on such issue together with Company counsel, and timely convey relevant information concerning such issue with the affected Investors or their respective counsel. In no event may the Company name any Investor as an underwriter without such Investor's prior written consent; provided, however, that if, after the Company complies with its covenants contained in this Section 4.5(d)(v), the SEC requires that such Investor be named an underwriter and such Investor refuses to promptly deliver its written consent to be so named, then the Company may exclude such Investor and such Investor's Registrable Securities from the Registration Statement, and such Investor's Ordinary Shares and Warrant Shares acquired under this Agreement shall be deemed to no longer be Registrable Securities, irrespective of the definition of "Registrable Securities" contained in this Agreement.

(vi)  The Company shall (i) use reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable and (ii) notify each Investor who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(vii)  Without limiting any obligation of the Company under this Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities on the applicable over the counter market.

(viii)  The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (subject to applicable securities laws, not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(ix)  The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(x)  The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with the Registration Statement.

(xi)  Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 4.5(d)(xi)), at any time after the date on which the Registration Statement is declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries, the disclosure of which at the time is not, in the good faith opinion of the Company Board or any named executive officer of the Company, in the best interest of the Company or otherwise required by law or under this Agreement (a "Grace Period"); provided that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed thirty (30) consecutive days, (B) during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days, and (C) the first day of any Grace Period must be at least ten (10) Business Days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 4.5(d)(xi) being referred to as an "Allowable Grace Period").  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause and shall end on the date referred to in such notice.  Notwithstanding anything to the contrary contained in this Section 4.5(d)(xi), the Company shall cause its transfer agent to deliver unlegended Ordinary Shares to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the Registration Statement to the extent applicable, prior to such Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(e) Obligations of the Investors.  Each Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the registration of the Registrable Securities.  Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statement.

(f) Expenses of Registration.  All expenses incurred in connection with the Registration Statement, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, stock exchange fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and the fees and disbursements of counsel for the Company shall be paid by the Company.

4.6           Prohibitions on Dividends, Etc.  Except as expressly contemplated by this Agreement, on or prior to the Closing Date, the Company shall not authorize, approve, or effect, or set a record date for, any (i) share dividend, share split, share combination, recapitalization or similar event with respect to the Ordinary Shares, (ii) any dividend or distribution (of cash, securities or other assets) on the Ordinary Shares, (iii) any offering, issuance or sale of any Ordinary Shares or Options, Convertible Securities, or (iv) other action of a type that would have resulted in any adjustment of any of the terms of the Warrants if the Warrants were then to have been outstanding.

4.7            Subsequent Equity Sales.

(a) From the date hereof until the later of (i) the 90th day following the date on which the Registration Statement is declared effective by the SEC and (ii) September 30, 2017, neither the Company nor its Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares, Options or Convertible Securities.

(b) From the date hereof until the one-year anniversary of the date on which the Registration Statement is declared effective by the SEC, the Company shall not effect or enter into an agreement to effect any issuance by the Company or the Subsidiary of Ordinary Shares, Options or Convertible Securities (or a combination of units thereof) involving a Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which the Company:  (i) issues or sells any Convertible Securities or Options that are convertible into, exchangeable or exercisable for, or include the right to receive, Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such Convertible Securities or Options or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or Options or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares; or (ii) enters into, or effects a transaction under, any agreement, including an equity line of credit or “at-the-market” offering, whereby the Company may issue securities at a future determined price.

(c) Notwithstanding the foregoing, this Section 4.7 shall not apply in respect of an Exempted Issuance or the Subsequent Financing; provided, that, with respect to the Subsequent Financing, this Section 4.7 shall apply on and after the earlier of (i) the date on which the Registration Statement is initially filed with the SEC and (ii) the Filing Deadline.

4.8           Satisfaction of Closing Conditions.  The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5.1 of this Agreement. Without limiting the foregoing, the Company shall use its reasonable best efforts, and shall cause its Affiliates to use their reasonable best efforts, to, take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to consummate the Qualified Public Transaction as promptly as reasonably possible following the date of this Agreement.

4.9           Public Disclosure.  Not later than the fourth (4th) Business Day following the Closing Date, the Company shall file with the SEC a Current Report on Form 8-K (the “Closing Form 8-K”), describing the terms of the transactions contemplated by the Transaction Documents, as required pursuant to applicable SEC rules and regulations, including as exhibits to the Closing Form 8-K a copy this Agreement and the form of Warrant, and including all “Form 10 information” and other information required to be included therein.  The Closing Form 8-K shall include all information that constitutes, or the Company reasonably believes constitutes, material non-public- information that has been provided to the Investors on or prior to the Closing Date.  The Company shall not, and shall cause each of its Affiliates and its and each of their respective officers, directors, employees and agents not to, intentionally provide any Investor with any material nonpublic information regarding the Company or the Subsidiary from and after the filing of the Closing Form 8-K with the SEC without the express prior written consent of such Investor.

4.10         Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.9, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential.  The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.  To the extent that the Company delivers any material, non-public information to an Investor without such Investor’s consent, the Company hereby covenants and agrees that such purchaser shall not have any duty of confidentiality to the Company, its Subsidiary or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company or its Subsidiary or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that such Investor shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or its Subsidiary, the Company shall simultaneously file or furnish such notice with the SEC pursuant to a Current Report on Form 8-K.  The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.11         Listing of Ordinary Shares; DTC. The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Ordinary Shares on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Ordinary Shares traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Ordinary Shares on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the applicable Trading Market. The Company agrees to maintain the eligibility of the Ordinary Shares for electronic transfer through DTC, including by timely payment of fees to DTC in connection with such electronic transfer.

4.12         Registration Under Section 12; Maintenance of Reporting Status.

(a) If the Ordinary Shares are not registered under Section 12(b) or 12(g) of the Exchange Act on the Closing Date, then the Company agrees to cause the Ordinary Shares to be registered under Section 12(g) of the Exchange Act on or before the 60th calendar day following the Closing Date. From such registration until the earliest of the time that (i) no Investor owns any Purchased Securities or (ii) the Warrants shall have expired, the Company covenants to maintain the registration of the Ordinary Shares under Section 12(b) or 12(g) of the Exchange Act (the “Reporting Period”).

(b) From the Closing Date through the end of the Reporting Period, the Company (i) shall not terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination, (ii) shall make and keep public information available, as those terms are understood and defined in Rule 144, (iii) shall timely file with the SEC all reports and other documents required to be filed by the Company under the Exchange Act, and (iv) shall furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (other than correspondence with the SEC and any document for which confidential treatment is sought), and (v) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144.

4.13         Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue all of the Shares pursuant to this Agreement and all of the Warrant Shares pursuant to any exercise of the Warrants.

ARTICLE IV.
 CONDITIONS

5.1           Conditions Precedent to the Obligations of the Investors.  The obligation of each Investor to acquire Units at the Closing is subject to the satisfaction, unless waived in writing by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company contained herein:  (i) that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that are qualified by materiality or Material Adverse Effect and speak as of a specific date, which shall be true and correct in all respects as of such specified date); and (ii) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that are not qualified by materiality or Material Adverse Effect and speak as of a specific date, which shall be true and correct in all material respects as of such specified date); provided, that, the representations and warranties of the Company contained in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(d), 3.1(e), 3.1(f) and 3.1(s) shall be true and correct in all respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which shall be true and correct in all respects as of such specified date).

(b) Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) Approvals.  The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Units (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(d) Absence of Litigation. No Proceeding by or before any court or any governmental body or authority, against the Company or the Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have or reasonably be expected to result in a Material Adverse Effect.

(e) Transaction Documents.  The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Investors.

(f) No Injunction. No Proceeding shall have been filed and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction that prohibits or seeks to prohibit or otherwise challenges the consummation of any of the transactions contemplated by the Transaction Documents.

(g) Adverse Changes.  Since the execution of this Agreement, no event or series of events shall have occurred that has had, or would be reasonably like to have, a Material Adverse Effect.

(h) Officer’s Certificate.  The Company shall have delivered to the Investors a certificate executed by a duly authorized officer of the Company certifying the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b).

(i) Secretary’s Certificate.  The Company shall have delivered to the Investors a certificate executed by the secretary of the Company, dated as of the Closing Date, as to (i) the resolutions adopted by the Company Board approving the transactions contemplated hereby, (ii) the articles of incorporation (or similar organizational documents) of the Company, as in effect on the Closing Date, (iii) the bylaws (or similar governing documents) of the Company, as in effect on the Closing Date, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents.

(j) Qualified Public Transaction.  The Company shall have entered into the Merger Agreement, and immediately following the Closing, (i) the Company shall consummate the Qualified Public Transaction in accordance with the Merger Agreement, (ii) the Public Company shall have assumed (but without releasing the Company), by written instrument reasonably acceptable to Investors having the right to acquire a majority of the Units at the Closing all of the Company’s post-Closing obligations hereunder (including registration and indemnification obligations), effective immediately following the Closing and the consummation of the Qualified Public Transaction, in accordance with Section 7.7 hereof, and (iii) the Public Company shall have assumed the obligations of the Company under each of the Warrants by issuing a new Warrant of the Public Company, in a form reasonably acceptable to Investors having the right to acquire a majority of the Units at the Closing, in accordance with Section 3(a)(iii) of each of the Warrants.

(k) Conversion of Preferred Shares and Convertible Notes.  Concurrently with, or immediately following Closing, all outstanding Series A Preferred Shares and convertible promissory notes of the Company shall convert into Ordinary Shares, in each case as set forth on Schedule 3.1(f).

(l) Offering Amount.  Investors shall have agreed to purchase an aggregate number of Purchased Units for an aggregate Total Purchase Price equal to or greater than the Minimum Offering Amount but equal to or less than the Maximum Offering Amount.

(m)                               Legal Opinion.  Company counsel shall have delivered to the Investors a legal opinion of Company counsel, addressed to the Investors, in form and substance reasonable satisfactory to the Investors.

                5.2           Conditions Precedent to the Obligations of the Company.  The obligation of the Company to sell the Units at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date).

(b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

(c) Approvals.  The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Units (including all Required Approvals).

(d) Deliverables.  The Investors shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.  The Investors shall have delivered to the Company those items required by Section 2.2(b).

(e) No Injunction. No Proceeding shall have been filed and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction that prohibits or seeks to prohibit or otherwise challenges the consummation of any of the transactions contemplated by the Transaction Documents.

(f) Offering Amount.  Investors shall have agreed to purchase an aggregate number of Purchased Units for an aggregate Total Purchase Price equal to or greater than the Minimum Offering Amount but equal to or less than the Maximum Offering Amount.

ARTICLE V.
 INDEMNIFICATION

6.1           Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, shareholders, members, partners, employees, agents, advisors and representatives and each Person, if any, who controls such Investor within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Claims”),  incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened in writing (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any breach of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or made by any Person in the Merger Agreement, (ii) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the any prospectus (preliminary, final, free-writing or otherwise) or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6.1(c), the Company shall reimburse the Indemnified Persons for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of, or inclusion in, the Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors.

(b) In connection with the Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1(a), the Company, and each of its directors and officers and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Ac (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of, or inclusion in, the Registration Statement or any such amendment thereof or supplement thereto; and, subject to Section 6.1(c) and the below provisos in this Section 6.1(b), such Investor will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6.1(b) and the agreement with respect to contribution contained in Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed’ provided, further, that such Investor shall be liable under this Section 6.1(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to the Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6.1 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6.1, deliver to the applicable indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if:  (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be).  The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  , firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6.1, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

6.2           Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6.1 to the fullest extent permitted by law; provided, however:  (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6.1; (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to the Registration Statement.  Notwithstanding the provisions of this Section 6.2, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay, under Section 6.1(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

ARTICLE VI.
 MISCELLANEOUS

7.1 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.2 Termination.  This Agreement shall automatically terminate if the Closing has not been consummated on or prior to December 31, 2016 (the “Outside Date”); u, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.3 Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Units.

7.4 Entire Agreement; Further Assurances.  The Transaction Documents, together with the Exhibits, Annexes and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Investors will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.5                Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.5 prior to 6:30 p.m. (New York City time) on a Business Day (subject to the sender’s receipt of good transmission, in the case of a facsimile, or the absence of a message back to the sender of undeliverability, in the case of email), (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.5 on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.6 Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors holding or having the right to acquire a majority of the Units at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No amendment shall be effective to the extent that it does not apply on the same basis to all of the Investors.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the Investors.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.7 Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.8 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors; provided, however this Agreement shall be assigned to any corporation or association into which the Company may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Company shall be a party without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.  Notwithstanding anything to the contrary contained herein, the Company shall cause this Agreement and all of the Company's obligations hereunder (including registration and indemnification obligations) to be assumed by the Public Company (but without releasing the Company), by written instrument reasonably acceptable to Investors having the right to acquire a majority of the Units at the Closing, effective immediately following the Closing and the consummation of the Qualified Public Transaction (and as a condition thereto), and pursuant to such assumption, all references herein to the Company, the Ordinary Shares and other securities of the Company shall, as used with respect to all periods following the Closing, be deemed to refer to the Public Company, the shares of common stock of the Public Company and other securities of the Public Company, as applicable.  Prior to the Closing, any Investor may assign some or all of its rights hereunder without the consent of the Company; provided that (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, and (iii) such transferee agrees in writing to be bound by the provisions hereof that apply to the "Investors" (including, at the time of such assignment, the making, and the truthfulness and accuracy, of all representations and warranties of an Investor hereunder); provided, further, however, that any such assignment shall not release such Investor from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld, conditioned or delayed.  Any Investor may assign its rights with respect to any Purchased Securities under this Agreement to any Person to whom such Investor assigns or transfers such Purchased Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Purchased Securities, by the provisions hereof that apply to the "Investors" and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement.  Notwithstanding anything to the contrary contained in the Transaction Documents, any Investor shall be entitled to pledge the Purchased Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Purchased Securities.

7.9 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons and Indemnified Parties who are not parties to this agreement, who shall be third-party beneficiaries to Article VI.

7.10 Governing Law; Venue; Waiver of Jury Trial.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.  THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.11 Survival.  Unless this Agreement is terminated under Section 7.2, the representations and warranties, agreements and covenants contained herein shall survive indefinitely.

7.12 Execution.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.13 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.14 Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents.  The decision of each Investor to purchase Units pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.  Each Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

7.15 Replacement of Securities.  If any certificate or instrument evidencing any Purchased Securities is mutilated, lost, stolen or destroyed, then the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Purchased Securities, but without any requirement to post a bond (unless required by the Company’s transfer agent, in which case the cost of such bond shall be paid by the Company).

7.16 Interpretative Matters.  Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation and (v) the word “or” shall not be exclusive.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Securities Purchase and Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Advanced Inhalation Therapies Ltd.

By: _________________________________
Name: _______________________________
Title: ________________________________

Address for Notice:
________________________
________________________
________________________

Facsimile No.: _________________________
Telephone No.: ________________________
Attn: ________________________________

With a copy to:

Greenberg Traurig, P.A.
333 S.E. 2nd Avenue
Suite 4400
Miami, FL 33131

Facsimile No.: 305.961.5756
Telephone No.: 305.579.0756
Attn: Robert L. Grossman and Drew M. Altman

[COMPANY SIGNATURE PAGE]

INVESTOR SIGNATURE PAGE

IN WITNESS WHEREOF, by its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of that certain Stock Purchase and Registration Rights Agreement dated as of ___________ __, 2016 (the “Purchase Agreement”), by and among Advanced Inhalation Therapies Ltd., a company organized under the laws of the State of Israel, and the Investors (as defined therein), as to the number of Units set forth below such Investor’s on this signature page, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:
_____________________________________________________

By: __________________________________________________
Name: ________________________________________________
Title: _________________________________________________

Number of Purchased Units: ________________________________
Address: ______________________________________________
______________________________________________________
______________________________________________________

Telephone No.: __________________________________________
Facsimile No.: ___________________________________________
Email Address: __________________________________________

Delivery Instructions (if different than above):

c/o: __________________________________________________
Address: ______________________________________________
______________________________________________________

Telephone No.: _________________________________________
Facsimile No. : __________________________________________
Other Special Instructions:_________________________________

Exhibits:
A	Instruction Sheet for Investors
A-1	Stock Certificate Questionnaire
A-2	Investor Certificate
B	Form of Warrant

Exhibit A

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase and Registration Rights Agreement)

A.	Complete the following items in the Securities Purchase and Registration Rights Agreement:
	1.	Complete and execute the Investor Signature Page. The Securities Purchase and Registration Rights Agreement must be executed by an individual authorized to bind the Investor.
	2.	Exhibit A-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;
	3	Exhibit A-2 - Investor Certificate:

Provide the information requested by the Investor Certificate.
	4.	Return, via facsimile or email, the signed Securities Purchase and Registration Rights Agreement, including the properly completed Exhibits A-1 and A-2 to: Email: __________________________
Facsimile: _______________________
Telephone: ______________________
Attn: ___________________________
	5.	After completing instruction number four (4) above, deliver the original signed Securities Purchase and Registration Rights Agreement, including the properly completed Exhibits A-1 and A-2 to:
570 Lexington Ave 11th Floor New York, NY 10022 Attn: Amy Cooper
B.	Instructions regarding the wire transfer of funds for the purchase of the Units will be sent by facsimile or email to the Investor by the Company at a later date.

Exhibit A-1

ADVANCED INHALATION THERAPIES LTD.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:
1.	The exact name that the Purchased Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:	____________________________________________
2.	The relationship between the Investor in the Purchased Securities and the Registered Holder listed in response to item 1 above:	____________________________________________
3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:	____________________________________________ ____________________________________________ ____________________________________________ ____________________________________________

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:	____________________________________________

A-1-2

Exhibit A-2

ADVANCED INHALATION THERAPIES LTD.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver the Stock Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)           Indicate the form of entity of the undersigned:

____   Limited Partnership

____   General Partnership

____   Limited Liability Company

____   Corporation

____   Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

________________________________________
(Continue on a separate piece of paper, if necessary.)

____   Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

________________________________________
(Continue on a separate piece of paper, if necessary.)

____   Other form of organization (indicate form of organization (____________________________________________________________________________).

(c)           Indicate the approximate date the undersigned entity was formed:________________. .

(d) In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

___	1.
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.
Any partnership, limited liability company or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

A-2-2

___	10.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Exchange Act;

___	11.	A “qualified institutional buyer” as defined by Rule 144A under the Securities Act;

___	12.
An entity in which all of the equity owners qualify under any of the above subparagraphs (or each such equity owner is a natural person who either (i) has an individual net worth, or joint net worth with such person’s spouse, in excess of $1,000,000 (exclusive of such person’s primary residence) or (ii) had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year).  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and, with respect to each equity owner that is not a natural person, the investor category which each such equity owner satisfies:
________________________________________
 (Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you are incorporated or otherwise organized.

__________________________________
__________________________________
__________________________________

Dated:__________________________, 2016

__________________________________
Print Name of Investor

__________________________________
Name:
Title:
(Signature and title of authorized officer, partner or trustee)

A-2-3

Exhibit B

[Form of Warrant – Attached]